UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: March 18, 2020

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02—Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Jason Raleigh resigned as NovaBay Pharmaceuticals, Inc.’s (the “Company”) Chief Financial Officer and Treasurer to pursue a new opportunity, to be effective March 31, 2020. Subsequently, effective March 18, 2020, the Board of Directors of the Company appointed Lynn Christopher as the Company’s Interim Chief Financial Officer and Treasurer. In connection with the appointment of Ms. Christopher, on March 18, 2020, the Company entered into a Statement of Work with RoseRyan, Inc., a consulting and executive services firm (“RoseRyan”), pursuant to a Master Consulting Services Agreement, dated March 28, 2008, between the Company and RoseRyan. Pursuant to the Statement of Work, the Company will pay RoseRyan $295 per hour for Ms. Christopher’s services as the Company’s Interim Chief Financial Officer and Treasurer beginning March 23, 2020 through the earlier of the Company’s hire of a permanent Chief Financial Officer and Treasurer or June 30, 2020, unless the Statement of Work is earlier terminated by either party. Pursuant to the Master Consulting Services Agreement, Ms. Christopher is employed and compensated by RoseRyan.

Ms. Christopher, age 65, has served as a Consultant at RoseRyan since September 2015. Prior to joining RoseRyan, Ms. Christopher served as Corporate Controller for Adap.tv, Inc. (from March 2013 to June 2015), Lumasense Technologies, Inc. (from April 2011 to December 2012) and Responsys, Inc. (from August 2009 to May 2011). Ms. Christopher brings over 20 years of professional experience to the Company including directing all facets of finance and accounting management for private and public companies including managing an accounting department and leading quarterly reviews. Ms. Christopher received a B.A. in Accounting from the University of Washington.

There are no arrangements or understandings, other than the Master Consulting Services Agreement and related Statement of Work, between Ms. Christopher and any other persons pursuant to which she was selected as the Company’s Interim Chief Financial Officer and Treasurer. There are also no family relationships between Ms. Christopher and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
President & Chief Executive Officer and General Counsel

Dated: March 20, 2020